U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: July 30, 2002
                        ---------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2002-8)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2002-8
                 -----------------------------------------------

                                  July 30, 2002

                 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL
                 ----------------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

     On July 30, 2002, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $321,821,166.82. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and a target rate of 6.50%, the "pool I mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $130,313,594.13. The mortgage loans that have original maturites of at least 10 years but not more than 15 years, the "pool II mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $91,272,494.30. The mortgage loans that have original maturites of at least 20 years but not more than 30 years and a target rate of 6.25%, the "pool III mortgage loans", have an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before July 1, 2002) as of July 1, 2002 of $100,235,078.39. The mortgage loans were delivered in exchange for the certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by State Street Bank and Trust Company, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than $32,182,116.68. Information below is provided with respect to the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and/or all mortgage loans included in the mortgage loan pool as indicated.

     The total number of all mortgage loans as of July 1, 2002 was 700, consisting of 298 pool I mortgage loans, 186 pool II mortgage loans and 216 pool III mortgage loans. The weighted average interest rates on the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans (in each case, before deduction of the servicing fee) as of July 1, 2002 were 7.095%, 6.631%, 6.977% and 6.927%, respectively. The weighted average remaining terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of July 1, 2002 were 357.36 months, 176.52 months, 357.56 months and 306.13 months, respectively. All mortgage loans have original maturities of at least 10 but no more than 30 years. None of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans were originated prior to June 1, 2001, October 1, 2001, and May 1, 2001, respectively, or after July 1, 2002. The weighted average original terms to stated maturity of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of July 1, 2002 were 359.35 months, 178.61 months, 359.29 months and 308.07 months, respectively.

     None of the pool I mortgage loans or the pool III mortgage loans have scheduled maturities later than July 1, 2032. None of the pool II mortgage loans have scheduled maturities later than July 1, 2017. Each of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans had an original principal balance of not less than $96,000, $73,670 and $67,000, respectively, nor more than $1,000,000. Pool I mortgage loans, pool II mortgage loans and pool III mortgage loans having aggregate scheduled principal balances of $2,830,716, $367,743 and $2,459,560, respectively, as of July 1, 2002, had loan-to-value ratios at origination in excess of 80%, but no pool I mortgage loans, pool II mortgage loans or pool III mortgage loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratios at origination of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans as of July 1, 2002 were 66.8%, 56.8%, 66.5% and 63.9%, respectively. No more than $3,259,554, $2,527,650, $2,143,781 and $6,282,270, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 95%(2), 97%, 96% and 96%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

--------

1 Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated July 26, 2002 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2002-8.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the pool I mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool I mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool II mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool II mortgage loans, as a percentage of the aggregate scheduled principal balance of the pool III mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all the pool III mortgage loans, or as a percentage of the aggregate scheduled principal balance of all mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. No more than 1% of the pool I mortgage loans and none of the pool II mortgage loans and the pool III mortgage loans are secured by investment properties.

     At least 95%, 94%, 96% and 95%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 5%, 6%, 4% and 5%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 50%, 79%, 52% and 59%, respectively, of the pool I mortgage loans, the pool II mortgage loans, the pool III mortgage loans and all mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the pool I mortgage loans, the pool II mortgage loans and the pool III mortgage loans for which additional collateral was pledged, taken as a group:

     1. the numbers of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans are 6, 4 and 3, respectively;

     2. such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans have aggregate scheduled principal balances of $1,443,958, $1,163,491 and $873,601, respectively;

     3. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, taking into account the loanable value of the pledged additional collateral, are 78.3%, 79.5% and 68.6%, respectively; and

     4. the weighted average loan-to-value ratios of such pool I mortgage loans, pool II mortgage loans and pool III mortgage loans, without taking into account the loanable value of the pledged additional collateral, are 93.3%, 97.3% and 84.6%, respectively.

     Pool I premium loans will consist of pool I mortgage loans with net loan rates greater than or equal to 6.500%. Pool I discount loans will consist of pool I mortgage loans with net loan rates less than 6.500%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool I premium loans and the pool I discount loans were $126,948,349 and $3,365,245, respectively. The weighted average interest rates of the pool I premium loans and the pool I discount loans, as of the cut-off date, were 7.111% and 6.519%, respectively. The weighted average remaining terms to stated maturity of the pool I premium loans and the pool I discount loans, as of the cut-off date, were
357.33 months and 358.10 months, respectively.

     Pool II premium loans will consist of pool II mortgage loans with net loan rates greater than or equal to 6.000%. Pool II discount loans will consist of pool II mortgage loans with net loan rates less than 6.000%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool II premium loans and the pool II discount loans were $89,120,610 and $2,151,885, respectively. The weighted average interest rates of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 6.644% and 6.078%, respectively. The weighted average remaining terms to stated maturity of the pool II premium loans and the pool II discount loans, as of the cut-off date, were 176.50 months and 177.65 months, respectively.

     Pool III premium loans will consist of pool III mortgage loans with net loan rates greater than or equal to 6.250%. Pool III discount loans will consist of pool III mortgage loans with net loan rates less than 6.250%. The aggregate scheduled principal balances outstanding as of the cut-off date of the pool III premium loans and the pool III discount loans were $99,262,252 and $972,826, respectively. The weighted average interest rates of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 6.984% and 6.250%, respectively. The weighted average remaining terms to stated maturity of the pool III premium loans and the pool III discount loans, as of the cut-off date, were 357.55 months and 359.00 months, respectively.

     The special hazard loss limit as of July 1, 2002 was $3,218,211.67.

     The fraud loss limit as of July 1, 2002 was $3,218,211.67.

     The bankruptcy loss limit as of July 1, 2002 was $105,159.00.

     The aggregate initial principal balance of the class A certificates as of July 1, 2002 was $314,097,455.00.

     The aggregate initial principal balance of the class B-1 certificates as of July 1, 2002 was $3,700,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of July 1, 2002 was $1,610,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of July 1, 2002 was $804,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of July 1, 2002 was $644,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of July 1, 2002 was $482,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of July 1, 2002 was $483,711.82.

     The class A subordination level is 2.400001185851%.*

     The class B-1 subordination level is 1.250294335751%.*

     The class B-2 subordination level is 0.750016490167%.*

     The class B-3 subordination level is 0.500188298956%.*

     The class B-4 subordination level is 0.300077160722%.*

     The class B-5 subordination level is 0.150304538628%.*


--------

* Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of all mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: July 30, 2002